Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Dan Jedda, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
The Quarterly Report on Form 10-Q of Roku, Inc. for the quarter ended September 30, 2025, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Roku, Inc.

Date: October 31, 2025	By:	/s/ Dan Jedda
Dan Jedda
Chief Financial Officer and Chief Operating Officer
(Principal Financial Officer)